Allstate Life Insurance Company
Allstate Life Insurance Company of New York

ALLSTATE RETIREMENTACCESS VARIABLE ANNUITY B SERIES (“B SERIES”)
ALLSTATE RETIREMENTACCESS VARIABLE ANNUITY L SERIES (“L SERIES”)
ALLSTATE RETIREMENTACCESS VARIABLE ANNUITY X SERIES (“X SERIES”)

Supplement dated July 1, 2014
To Allstate Life Insurance Company
Prospectus dated May 1, 2014

Supplement dated July 1, 2014
To Allstate Life Insurance Company of New York
Prospectus dated May 1, 2009, as supplemented

This supplement should be read in conjunction with your Annuity Prospectus and should be retained for future reference.  This supplement is intended to update certain information in the Annuity Prospectus you own and is not intended to be a prospectus or offer for any other Annuity that you do not own.  Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectuses and SAIs.

We are issuing this supplement to reflect the changes to the Advanced Series Trust Portfolios, and to describe certain other updates to your Annuity Prospectus.  Please check your Annuity Prospectus to determine which of the following changes affect the Annuity that you own.  If you would like another copy of the current Annuity Prospectus, please call us at 1-866-695-2647 (or if your annuity is issued in New York, please call 1-877-234-8688). Accordingly, we make the following changes to your Annuity Prospectus:

The annual expenses for certain portfolios of the Advanced Series Trust Portfolios have been restated.  The table in the “Summary of Contract Fees and Charges” is revised as follows:

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES (as a percentage of the average net assets of the underlying Portfolios)

UNDERLYING PORTFOLIO	Management Fees	Other Expenses	Distribution and/or Service Fees (12b-1 fees)	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Net Annual Portfolio Operating Expenses
Advanced Series Trust
AST AQR Large-Cap Portfolio 1	0.72%	0.01%	0.10%	0.00%	0.00%	0.00%	0.83%	-0.24%	0.59%
AST Cohen & Steers Realty Portfolio2	0.98%	0.03%	0.10%	0.00%	0.00%	0.00%	1.11%	-0.07%	1.04%
AST FI Pyramis® Quantitative Portfolio 3	0.81%	0.02%	0.10%	0.00%	0.00%	0.00%	0.93%	-0.14%	0.79%
AST Goldman Sachs Mid-Cap Growth Portfolio 4	0.98%	0.03%	0.10%	0.00%	0.00%	0.00%	1.11%	-0.05%	1.06%
AST Herndon Large-Cap Value Portfolio5	0.83%	0.03%	0.10%	0.00%	0.00%	0.00%	0.96%	-0.15%	0.81%
AST Lord Abbett Core Fixed Income Portfolio6	0.77%	0.02%	0.10%	0.00%	0.00%	0.00%	0.89%	-0.29%	0.60%
AST Neuberger Berman Core Bond Portfolio7	0.68%	0.04%	0.10%	0.00%	0.00%	0.00%	0.82%	-0.14%	0.68%
AST Western Asset Core Plus Bond Portfolio 8	0.67%	0.02%	0.10%	0.00%	0.00%	0.00%	0.79%	-0.20%	0.59%

1
AST AQR Large-Cap Portfolio: The Investment Managers have contractually agreed to waive 0.24% of their investment management fees through June 30, 2015. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this waiver after June 30, 2015 will be subject to review by the Investment Managers and the Trust’s Board of Trustees.

2
AST Cohen & Steers Realty Portfolio: The Investment Managers have contractually agreed to waive 0.07% of their investment management fees through June 30, 2015. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this waiver after June 30, 2015 will be subject to review by the Investment Managers and the Trust’s Board of Trustees.

3
AST FI Pyramis® Quantitative Portfolio: The Investment Managers have contractually agreed to waive 0.137% of their investment management fees through June 30, 2015. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this waiver after June 30, 2015 will be subject to review by the Investment Managers and the Trust’s Board of Trustees.

4
AST Goldman Sachs Mid-Cap Growth Portfolio: The Investment Managers have contractually agreed to waive 0.053% of their investment management fees through June 30, 2015. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this waiver after June 30, 2015 will be subject to review by the Investment Managers and the Trust’s Board of Trustees.

5
AST Herndon Large-Cap Value Portfolio: The Investment Managers have contractually agreed to waive 0.15% of their investment management fees through June 30, 2015. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this waiver after June 30, 2015 will be subject to review by the Investment Managers and the Trust’s Board of Trustees.

6
AST Lord Abbett Core Fixed Income Portfolio: The Investment Managers have contractually agreed to waive 0.16% of their investment management fees through June 30, 2015. In addition, the Investment Managers have contractually agreed through June 30, 2015 to waive a portion of their investment management fee, as follows: 0.10% on the first $500 million of average daily net assets; 0.125% of the Portfolio’s average daily net assets between $500 million and $1 billion; and 0.15% of the Portfolio’s average daily net assets in excess of $1 billion. Each contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue each waiver after June 30, 2015 will be subject to review by the Investment Managers and the Trust’s Board of Trustees.

7
AST Neuberger Berman Core Bond Portfolio: The Investment Managers have contractually agreed to waive 0.14% of their investment management fees through June 30, 2015. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this waiver after June 30, 2015 will be subject to review by the Investment Managers and the Trust’s Board of Trustees.

8
AST Western Asset Core Plus Bond Portfolio: The Investment Managers have contractually agreed to waive 0.20% of their investment management fees through June 30, 2015. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this waiver after June 30, 2015 will be subject to review by the Investment Managers and the Trust’s Board of Trustees.

If you would like another copy of the current Annuity Prospectus, please contact us at 1-866-695-2647 (or if your annuity is issued in New York, please call 1-877-234-8688).

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.